SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2005, the Registrant announced that its Board of Directors approved the accelerated vesting of all outstanding unvested stock options granted to employees, officers and directors on or before December 30, 2005 under its stock option plans. A copy of the press release dated December 30, 2005, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On January 4, 2006, the Registrant announced that its December 30, 2005 press release incorrectly stated the number of options which became exercisable upon acceleration. Options to purchase approximately 825,000 shares became exercisable immediately due to the acceleration, as opposed to the 1,050,000 shares disclosed in the December 30, 2005 press release. A copy of the press release dated January 4, 2006, is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The following table sets forth the grant dates, the number of options accelerated and the exercise prices of each accelerated option held by named executive officers of the Registrant:

Name	Position	Grant Date	Number of Accelerated Options
Daryl G. Byrd	President and Chief Executive Officer	7/12/1999 4/17/2000 5/8/2001 1/11/2002 3/19/2003 3/16/2004 3/21/2005	14,999 15,624 5,000 11,000 18,750 35,000 35,000

Michael J. Brown	Senior Executive Vice President	12/16/1999 4/17/2000 5/8/2001 1/11/2002 3/19/2003 4/29/2004 3/21/2005	6,250 1,786 2,750 6,500 10,875 17,143 13,871

John R. Davis	Senior Executive Vice President	12/23/1999 4/17/2000 5/8/2001 1/11/2002 3/19/2003 4/29/2004 3/21/2005	6,250 1,786 2,750 6,500 10,875 17,143 13,871

Michael A. Naquin	Senior Executive Vice President	3/29/2004 3/21/2005	35,000 13,871

Name	Position	Grant Date	Number of Accelerated Options
George J. Becker III	Executive Vice President & Secretary	12/31/1999 4/17/2000 5/8/2001 1/11/2002 3/19/2003 4/29/2004 3/21/2005	12,500 893 1,125 3,500 9,750 14,464 7,361

Marilyn W. Burch	Executive Vice President	10/25/1999 3/19/2003 4/17/2000 3/19/2003 5/8/2001 1/11/2002 4/29/2004 3/21/2005	625 1,906 893 4,094 1,000 6,000 12,858 6,520

Each of the named executive officers and other employees and directors holding an accelerated option will execute an acknowledgment of the acceleration, the form of which is attached to this report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Form of Acknowledgment.

Exhibit 99.1	Press release dated December 30, 2005 announcing the acceleration of unvested stock options granted by the Registrant.

Exhibit 99.2	Press release dated January 4, 2006 announcing a correction to the December 30, 2005 press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: January 6, 2006	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
10.1	Form of Acknowledgment.

99.1	Press Release dated December 30, 2005 announcing the acceleration of unvested stock options issued by the Registrant.

99.2	Press Release dated January 4, 2006 announcing a correction to the December 30, 2005 Press Release.